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                                                                   EXHIBIT 23.1

                        CONSENT OF INDEPENDENT AUDITORS

   We consent to the reference to our firm under the caption "Experts" and the use of our report dated January 31, 2000, except for Note 18 as to which the date is March 28, 2000, in the Registration Statement Form S-1 and related Prospectus of KMC Telecom Holdings, Inc. for the registration of shares of its common stock.

                                          /s/ Ernst & Young LLP

MetroPark, New Jersey
September 18, 2000